UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

VENTURE CATALYST INCORPORATED

(Exact Name of registrant as specified in its charter)

UTAH	0-11532	33-0618806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Camino De La Reina, Suite 418 San Diego, California	92108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 385-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Exhibits.

Exhibit No.	Description

99	Press Release, dated as of May 13, 2003.

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 is provided under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On May 13, 2003, Venture Catalyst Incorporated (“VCAT”) issued a press release announcing its operating results for the third quarter of the fiscal year ending June 30, 2003. Attached as Exhibit 99 to this report is a copy of the VCAT press release, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003	VENTURE CATALYST INCORPORATED

	By:	/s/ KEVIN MCINTOSH
Kevin McIntosh Senior Vice President, Chief Financial Officer, Secretary and Treasurer